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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Mid-State Bancshares

(Name of Registrant as Specified In Its Charter)

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1026 East Grand Avenue
Arroyo Grande, California 93420

NOTICE OF 2005 ANNUAL MEETING
OF SHAREHOLDERS AND PROXY STATEMENT

MEETING DATE: MAY 17, 2005

991 Bennett Avenue, P.O. Box 580, Arroyo Grande, California 93421-0580
805/473-6829 · Fax 805/473-7752

April 15, 2005

Dear Shareholder:

We are pleased to invite you to the Annual Meeting of Shareholders of Mid-State Bancshares to be held on Tuesday, May 17, 2005, at 7:30 p.m. at The Clark Center, 487 Fair Oaks Avenue, Arroyo Grande, California. As in the past, in addition to considering the matters described in the Proxy Statement, we will review major developments since our last Shareholders’ Meeting.

At the Meeting you will be asked to elect two directors and to approve the Company’s new equity based compensation plan. This plan will, we believe, provide more flexibility and greater opportunities to provide more performance based compensation to better align the interests of management with the interests of our shareholders.

Mr. William Snelling and Mr. Robert Lagomarsino will both retire from the Board of the Company and the Bank in May in accordance with the Company’s rules for directors’ succession and are not nominees for election. However, we are pleased to report that both directors will continue to serve the Board in the capacity of Director Emeritus. Mr. Snelling has served on the Company’s Board since 1998 and Mr. Lagomarsino since 2001.

We hope that you will attend the Meeting in person; however, we strongly encourage you to designate the proxies named on the enclosed Proxy Card to vote your shares. This will ensure that your common stock is represented at the Meeting. You will also be able to vote by telephone or by the Internet. The Proxy Statement explains more about these voting procedures. Please read it carefully.

We look forward to your participation.

By Order of the Board of Directors,

James G. Stathos
Secretary

MID-STATE BANCSHARES
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Mid-State Bancshares:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (“Meeting”) of Mid-State Bancshares (“Mid-State”) will be held as follows:

Date:	Tuesday, May 17, 2005
Time:	7:30 p.m.
Place:	The Clark Center
487 Fair Oaks Avenue
Arroyo Grande, California

Matters to be voted on:

•	Election of Directors. To consider and vote upon a proposal to elect two (2) persons to the Board of Directors of Mid-State to serve until their successors have been elected and have qualified. The Board of Directors has nominated the following persons for election:

Gregory R. Morris
Carrol R. Pruett

•	2005 Equity Based Compensation Plan. To consider and vote on the Company’s 2005 Equity Based Compensation Plan.

•	Any other matters that may properly be brought before the meeting by order of the Board of Directors

Only those shareholders of record at the close of business on March 31, 2005, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

Section 2.11 of the Mid-State Bylaws provide for the nomination of directors as follows:

“Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the Corporation by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed

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nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.”

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR VOTE BY TELEPHONE OR INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING AND YOU WISH TO CHANGE YOUR VOTE, YOU MAY WITHDRAW YOUR PROXY PRIOR TO THE TIME IT IS VOTED AND VOTE IN PERSON OR BY FILING A LATER DATED PROXY.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

James G. Stathos
Secretary

April 15, 2005

Please vote promptly.

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MID-STATE BANCSHARES
1026 East Grand Avenue
Arroyo Grande, CA 93420

PROXY STATEMENT

     Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the 2005 Annual Meeting of Shareholders by the proxies named on the enclosed proxy card. This proxy statement is being sent to you in connection with this request and has been prepared for the Board by our management. “We,” “our,” or “Mid-State” refer to Mid-State Bancshares. The proxy statement is being sent to our shareholders on or about April 15, 2005.

GENERAL INFORMATION ABOUT THE MEETING

     The Meeting. The Meeting will be held on Tuesday, May 17, 2005 at 7:30 p.m. at The Clark Center, 487 Fair Oaks Avenue, Arroyo Grande, California. The term “Meeting” means this meeting and any adjournments of it.

     Who Can Vote. You are entitled to vote your Mid-State common stock, no par value if our records showed that you held your shares as of March 31, 2005. At the close of business on that date, a total of 22,948,551 shares of common stock were outstanding and entitled to vote. Each share of Mid-State common stock owned on the record date has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. Your vote is confidential and will not be disclosed to persons other than those recording the vote.

     Voting Your Proxy. If your common stock is held by a broker, bank, or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

     If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your common stock by using the toll free telephone number or the Internet voting site listed on the proxy card or by signing, dating, and mailing the proxy card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. Specific instructions for using the telephone and Internet voting systems are on the proxy card. The proxies will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted for the election of directors named in this proxy statement and for the 2005 Equity Based Compensation Plan.

     Matters to be Presented. We are not now aware of any matters to be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock on the new meeting date as well, unless you have revoked your proxy instructions.

     Revoking your Proxy. To revoke your proxy instructions if you are a holder of record, you must advise the Secretary in writing before the proxies vote your common stock at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the proxies, we recommend that you revoke or amend your prior instructions in the same way you initially gave them – that is, by telephone, Internet, or in writing. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

     How Votes are Counted. The annual meeting will be held if a majority of the outstanding common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in a nominee’s name unless they are permitted to do so under applicable rules. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter. Broker non-votes count for quorum purposes, but we do not count either abstentions or broker non-votes as votes for or against any proposal.

     Cost of this Proxy Solicitation. We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit shareholders for the same type of proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, on request, reimburse brokers, banks, and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

     Attending the Meeting. If you are a holder of record and plan to attend the annual meeting, please so indicate when you vote. The lower portion of the proxy card is your admission ticket. If you are a beneficial owner of common stock held by a broker, bank, or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your common stock held in nominee name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.

CORPORATE GOVERNANCE

     Consistent with our perception of good business principles, we historically have had a strong commitment to good corporate governance and to the highest standards of ethical conduct. Additionally, as part of a highly regulated industry, the corporate governance principles and procedures of the Sarbanes-Oxley Act of 2002 (“SOA”), the Securities and Exchange Commission (the “SEC”) and Nasdaq (our common stock is listed on the Nasdaq national market) are quite familiar. For instance, we believe that at least a majority of our directors have been “independent” at Mid-State Bank & Trust since at least 1961 and that it has been the case at Mid-State Bancshares since it was formed in 1998. We have for some time delegated policy making and oversight functions to committees which also consist almost entirely of independent directors. We have also had a formal corporate code of ethics in place since 1997. During the last three years, we have been formalizing, refining, and fine-tuning our procedures to comply with the new requirements. We believe that we have taken all required actions to comply with all the currently applicable provisions of the SOA, implementing regulations and the Nasdaq rules.

Corporate Governance Guidelines

     We have formalized our corporate governance practices into a set of Corporate Governance Guidelines, which include guidelines for determining director independence and reporting concerns to non-employee directors. All of our corporate governance materials, including the Corporate Governance Guidelines and committee charters, are published on the Investor Information section of our website at www.midstatebank.com. The Board regularly reviews corporate governance developments and modifies these Guidelines and charters as warranted. Any modifications are reflected on our website.

Board of Directors

     Mid-State is governed by a Board of Directors (the “Board”) and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chairman, the Chief Executive Officer and other officers regarding matters of concern and interest to Mid-State as well as by reviewing materials provided to them. During 2004, there were thirteen (13) meetings of the Board.

Director Independence

     It is the Board’s objective that at least the majority of the Board consists of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company and is otherwise an “independent director” within the meaning of the Nasdaq rules. The Board has determined that the following eight (8) directors/nominees (constituting 82% of the entire Board) satisfy Nasdaq’s requirements: Andrews, Carey, Flood, Heron, Maguire, Miner, Morris, and Rains.

     Subject to limited exceptions in the case of the Nominating and Corporate Governance Committee and the Compensation Committee, the Nasdaq rules require all members of the Audit, the Compensation, and the Nominating and Corporate Governance Committees to be independent directors. Members of the Audit Committee must also satisfy an additional SEC requirement, which provides that they may not accept directly or indirectly, any consulting, advisory, or other compensatory fee from us or any of our subsidiaries other than their director’s compensation. The Board has determined that all members of the Audit and Compensation Committees satisfy the relevant independence requirements. Mr. Pruett sits on the Nominating and Corporate Governance Committee pursuant to an applicable exception to that independence requirement. All other members of that Committee are independent.

Meetings and Attendance

      Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual shareholders’ meeting. In 2004, all of the then eleven (11) members of the Board attended our annual shareholders meeting.

     Each of the directors who was a director during all of 2004 attended at least 75% of the meetings of the Board and committees on which they served in 2004 and in the case of Messrs. Miner and Andrews, at least 75% of the meetings of the Board and the committees on which they served since their appointment to the Board.

Communication with the Board of Directors

     The ability of shareholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has included in the Corporate Governance Guidelines a process by which a shareholder may communicate directly in writing to the Board. Please refer to “Shareholder Communications with the Board of Directors” of the Guidelines for further information. Because communications to the Board can be junk mail or spam, or relate to products and services, be solicitations, advertisements or job inquiries or otherwise relate to improper or irrelevant topics, a process has been approved by not less than a majority of the independent directors for screening communications.

Director Nomination Process

     The Nominating and Corporate Governance Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to our Board and for filling vacancies occurring between annual meetings of shareholders.

     This Committee will consider shareholder recommendations for candidates for the Board. Recommendations can be made in accordance with “Selection of Directors” “Shareholder Recommendations” of the Guidelines. The committee’s non-exclusive list of criteria for Board members is set forth in “Selection of Directors” “Criteria” of the Guidelines. The Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

Meetings of Independent Directors

     The Corporate Governance Guidelines provide that the independent directors will meet without any management directors present at least two times each year. In 2004, the independent directors met two (2) times.

Code of Conduct

     We expect all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and employees to adhere to the highest standards of ethics and business conduct with each other, customers, shareholders and communities we serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in our various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. The Board adopted a comprehensive code of conduct in 2003 reflecting these policies. Our code of conduct is published on the Investor Information section of our website at www.midstatebank.com. Any change to or waiver of the code of conduct (other than technical, administrative, and other non-substantive changes) will be posted on our website or reported on a Form 8-K filed with the SEC. While the Board may consider a waiver for an executive officer or director, we do not expect to grant such waivers.

Committees of the Board

     Among other committees, we have an audit, nominating and corporate governance, and compensation committees. The following describes for each of these three committees its current membership, the number of meetings held during 2004, and its function.

     Audit. Directors Snelling (Chairman), Andrews, Flood, Heron, and Miner.

     This Committee met five (5) times in 2004. Each member is an “independent director,” as defined by the Nasdaq rules and satisfies the additional SEC requirements for independence of audit committee members. Nasdaq rules further require each member be able to read and understand fundamental financial statements. In addition, our Board has determined that William L. Snelling is an “audit committee financial expert,” as defined by the SEC rules.

      Pursuant to its Charter, the Audit Committee is a standing committee appointed annually by the Board. The Committee assists the Board of Directors in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of our accounting systems, internal controls, financial-reporting processes, the identification, and assessment of business risks and the adequacy of overall control environment within Mid-State. The Committee’s authorities and responsibilities are set forth in the Audit Committee Charter, which was included in our Proxy Statement for the 2003 Annual Meeting of Shareholders. A copy of the Audit Committee’s Report for the year-ended December 31, 2004 is attached as Appendix “A” to this Proxy Statement.

     Nominating and Corporate Governance Committee. Directors Flood (Chairman), Carey, Lagomarsino, Maguire, Pruett, and Heron (Alternate Member).

     Each member of the Committee is an “independent director,” as defined by the Nasdaq rules, except for Carrol Pruett. As permitted by the Nasdaq rules, the Board has determined that, based upon his knowledge, reputation, and standing in the communities served by Mid-State along with his long tenure and identification with Mid-State, Mr. Pruett’s membership on the Committee is in the best interest of Mid-State and its shareholders.

     The Committee met three (3) times in 2004. The Committee will, among other things:

•	Identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board the nominees to stand for election as directors at the annual meeting of shareholders;

•	Develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between Mid-State and directors;

•	Identify Board members qualified to fill vacancies on any committee of the Board and recommend that the Board appoint the identified member or members to the respective committee;

•	Conduct an annual evaluation of the performance of the Board and report conclusions to the Board;

•	Develop and recommend to the Board a set of corporate governance principles applicable to Mid-State and review those principles at least once a year;

•	Review and recommend any needed changes, and address questions which may arise with respect to the code of conduct, and

•	Review on an annual basis non-employee director compensation and benefits and make recommendations to the Board on appropriate compensation.

     Compensation. Directors Morris (Chairman), Carey, Maguire, and Snelling.

     Each member of the Committee is an “independent director,” as defined by the Nasdaq rules. This Committee met five (5) times in 2004. The Committee will, among other things:

•	Establish proper compensation ranges for officers and employees through the review of an annual compensation strategy;

•	Review and recommend to the Board for approval the compensation of the Chief Executive Officer and other executive officers;

•	Ensure that the annual executive incentive compensation plan is administered in a manner consistent with Mid-State’s compensation strategy;

•	Make recommendations to the Board with respect to incentive compensation and equity-based compensation plans; and

•	Review with the Chief Executive Officer management succession and organizational developments.

     A copy of the Compensation Committee’s Report for the year ended December 31, 2004 is attached as Appendix “B” to this proxy statement.

     Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee was a current or former officer or employee of Mid-State or its subsidiary during the year. The Chairman of the Compensation Committee during 2004, Director Gregory R. Morris, is the president and principal owner/shareholder of Morris & Garritano Insurance Agency. Morris & Garritano received broker commissions during 2004 in connection with the placement of insurance for Mid-State and its subsidiary. Such broker commissions were less than 5% of Morris & Garritano’s gross revenues for 2004.

PROPOSAL 1
ELECTION OF DIRECTORS

     Our Bylaws and implementing resolutions provide for a total of ten (10) directors. We have a “Classified” Board of Directors. A “Classified” Board means that the directors are divided into three classes with staggered terms. As a result, two (2) persons will be elected at the meeting to a term of three years. At subsequent annual meetings of the shareholders, a number of directors will be elected equal to the number of directors with terms expiring at that annual meeting. The directors so elected at these subsequent annual meetings will each be elected for a three-year term.

     Vote Required. Directors must be elected by a plurality of the votes cast at the meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld for any nominee will not be counted.

     Substitute Nominees. Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies would vote your common stock to approve the election of any substitute nominee proposed by the Board. We may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

Slate of Directors

Gregory R. Morris has been a director of Mid-State Bancshares since its formation in 1998 and a director of Mid-State Bank & Trust since 1987. He is president of Morris & Garritano Insurance, an agency he founded in 1964. He is a past director of Insurance Brokers and Agents of the West and president of the San Luis Obispo County chapter of the American Heart Association. He is a graduate of Santa Clara University. Mr. Morris is chairman of Mid-State Bancshares’ Compensation Committee and an alternate member of Mid-State Bank & Trust’s Board Loan Committee.

Carrol R. Pruett is the Chairman of the Board of Mid-State Bancshares and Mid-State Bank & Trust. He has been a director of Mid-State Bancshares since 1998 and a director of Mid-State Bank & Trust since 1967. He served as president and chief executive officer of Mid-State Bank & Trust from 1967 to 2000. He served as president and chief executive officer of Mid-State Bancshares since its formation in 1998 until June 2001. A graduate of California Polytechnic State University, San Luis Obispo, he is a past president of the California Bankers Association. He was one of the first inductees into the Pacific Coast Banking School’s Hall of Fame. Mr. Pruett is a member of Mid-State Bancshares’ Nominating and Corporate Governance Committee and a member of Mid-State Bank & Trust’s Board Loan Committee.

     General Information About the Nominees and the Continuing Directors. Messrs. Morris and Pruett are currently directors. Each of the two (2) nominees has agreed to be named in this proxy statement and to serve if elected.

     Unless stated otherwise, all of the nominees and the continuing directors have been continuously employed by their present employers for more than five years. None of our directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage, or adoption.

     The following tables set forth certain information, as of March 31, 2005, with respect to the two (2) persons nominated by the Board of Directors for election, the eight (8) continuing directors whose terms do not expire at the meeting, and Robert J. Lagomarsino and William L. Snelling, whose terms expire on May 17, 2005. Mr. Lagomarsino and Mr. Snelling are not standing for re-election, in accordance with the Company’s succession rules for directors.

2005 Nominees

					Common Stock Beneficially Owned on March 31, 2005
Name, Address(1) and Relationship with the Company of Beneficial Owner	Principal Occupation for Past Five Years	Age	Year First(2) Elected or Appointed Director Bancshares/Bank	Term(3)	Number of Shares(4)	Percentage of Shares Outstanding(5)
Gregory R. Morris Director	President, Morris & Garritano Insurance Agency	64	1998/Bancshares 1987/Bank	I	118,986(6)	.52%

Carrol R. Pruett Chairman of the Board	Chairman of the Board, Mid-State Bancshares and Mid-State Bank & Trust, President/Chief Executive Officer, of Mid-State Bancshares (retired in 2001) and, Mid-State Bank & Trust (Retired in 2000)	67	1998/Bancshares 1967/Bank	I	395,504(7)	1.72%

(1) The address for all persons listed is c/o Mid-State Bancshares, 1026 East Grand Avenue, Arroyo Grande, California 93420.

(2) Service with Mid-State Bancshares, Mid-State Bank & Trust, or a bank, which was acquired by merger by Mid-State Bank & Trust.

(3) I-Term expiring in 2005; II-Term expiring in 2006; and III-Term expiring in 2007.

(4) Except as otherwise noted, includes shares held by each person’s spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

(5) Includes shares of common stock subject to stock option exercisable within 60 days.

(6) Includes 68,508 shares held by Mr. Morris as Trustee for Morris & Garritano Profit Sharing Trust, as to which Mr. Morris has sole voting and investment power; and 20,000 shares of common stock subject to stock option exercisable within 60 days.

(7) Includes 233,488 shares of common stock subject to stock option exercisable within 60 days.

Other Directors and Executive Officers

					Common Stock Beneficially Owned on March 31, 2005
Name, Address(8) and and Relationship with the Company of Beneficial Owner	Principal Occupation for Past Five Years	Age	Year First(9) Elected or Appointed Director Bancshares/Bank	Term(10)	Number of Shares(11)		Percentage of Shares Outstanding(12)
George H. Andrews Director	Certified Public Accountant, Andrews Galloway and Associates, Certified Public Accountants	58	2004/Bancshares 2004/Bank	III	63,566		.28%

Trudi G. Carey Director	Architect, Contractor, Real Estate Broker The Carey Group, Inc.	48	2000/Bancshares 2000/Bank	II	23,464	(13)	.10%

Daryl L. Flood Director	Retired	71	1998/Bancshares 1978/Bank	III	179,099	(14)	.78%

H. Edward Heron Director	Vice President, Coldwell Banker	64	1999/Bancshares 1996/Bank	II	47,195	(15)	.21%

Robert J. Lagomarsino Director	President, Lagomarsino Minerals; Vice President, Lagomarsino’s, Inc.	78	2001/Bancshares 1993/Bank	I	101,983	(16)	.44%

James W. Lokey President/Chief Executive Officer, Mid-State Bancshares and Mid-State Bank & Trust	President/CEO, Mid-State Bank & Trust 3/1/00 to present and Mid-State Bancshares 6/1/01 to present; President, Downey Savings in 1997 and 1998	57	2000/Bancshares 2000/Bank	II	294,993	(17)	1.29%

Stephen P. Maguire Director	President, Maguire Investments, Inc. (Investment Firm)	54	1999/Bancshares 1999/Bank	II	348,815	(18)	1.52%

Michael Miner Director	Chief Executive Officer, Miner’s Ace Hardware	52	2004/Bancshares 2004/Bank	III	5,592	(19)	.02%

Alan Rains Director	Chairman of the Board, A. Rains Inc., dba Rains Department Store	74	2003/Bancshares 2003/Bank	III	84,577	(20)	.37%

William L. Snelling Director	Business Manager, Consultant	73	1998/Bancshares 1977/Bank	I	158,293	(21)	.69%

Harry H. Sackrider Executive Vice President, Mid-State Bancshares and Executive Vice President/ Chief Credit Officer, Mid-State Bank & Trust	Chief Credit Officer, Mid-State Bank & Trust 2002 to present	60	-	-	40,053	(22)	.17%

James G. Stathos Executive Vice President/ Chief Financial Officer, Mid-State Bancshares and Mid-State Bank & Trust	Chief Financial Officer, Mid-State Bank & Trust and Mid-State Bancshares 1998 to present	59	-	-	115,892	(23)	.51%

Directors and Executive Officers as a group (14 persons)					1,978,012	(24)	8.62%

(8) The address for all persons listed is c/o Mid-State Bancshares, 1026 East Grand Avenue, Arroyo Grande, California 93420.

(9) Service with Mid-State Bancshares, Mid-State Bank & Trust, or a bank, which was acquired by merger by Mid-State Bank & Trust.

(10) I-Term expiring in 2005; II-Term expiring in 2006; and III-Term expiring in 2007.

(11) Except as otherwise noted, includes shares held by each person’s spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

(12) Includes shares of common stock subject to stock option exercisable within 60 days.

(13) Includes 16,000 shares of common stock subject to stock option exercisable within 60 days.

(14) Includes 10,000 shares of common stock subject to stock option exercisable within 60 days.

(15) Includes 20,000 shares of common stock subject to stock option exercisable within 60 days.

(16) Includes 4,000 shares of common stock subject to stock option exercisable within 60 days.

(17) Includes 258,807 shares of common stock subject to stock option exercisable within 60 days.

(18) Includes 20,000 shares of common stock subject to stock option exercisable within 60 days.

(19) Includes 4,000 shares of common stock subject to stock option exercisable within 60 days.

(20) Includes 4,000 shares of common stock subject to stock option exercisable within 60 days.

(21) Includes 20,000 shares of common stock subject to stock option exercisable within 60 days.

(22) Includes 33,522 shares of common stock subject to stock option exercisable within 60 days.

(23) Includes 101,791 shares of common stock subject to stock option exercisable within 60 days.

(24) Includes 155,945 shares of common stock owned by the executive officers and shares subject to stock options exercisable within 60 days.

COMPENSATION AND RELATED MATTERS

     Director Compensation.  Directors who are also officers of the Company do not receive additional compensation for their services as directors.  During 2004, the Company’s non-employee directors received a $14,400 annual retainer and $1,250 for each regular and special meeting attended.  The Chairman of the Board received $1,800 for meetings attended.  Members of the Committees received $400 for each committee meeting attended, while committee chairpersons received $600 per meeting attended. Members of the Audit Committee received $500 for meetings attended, while the committee chairperson received $1,000 for each meeting attended.  Directors are also reimbursed for any out-of-pocket expenses incurred during their duties as directors.  Total fees paid to directors in 2004 were $411,150.

     Director Stock Option Awards. During 2004, the following stock options were granted: Director Andrews received a stock option grant to purchase 20,000 shares of Mid-State Stock at an exercise price of $30.16 per share; Director Miner received a stock option grant to purchase 20,000 shares at an exercise price of $21.73 per share; and Directors Flood, Heron, and Maguire each received a stock option grant to purchase 20,000 shares at an exercise price of $27.24 per share. All of these non-qualified stock option grants were issued under the 1996 Stock Option Plan that will be fully vested in five (5) years, and are exercisable for ten (10) years.

     Executive Compensation. The Compensation Committee recommends for Board approval the executive compensation awarded to the executive officers, and determines the salaries of those executive officers based upon their experience, performance, and contribution to the success of Mid-State. The following table sets forth the aggregate compensation for services in all capacities paid or accrued by Mid-State or its banking subsidiary to the five (5) most highly compensated executive officers who received total annual salary and bonus of more than $100,000 during 2004.

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation				Awards		Payouts
						Restricted	Securities
					Other Annual	Stock	Underlying	LT1P**	All Other
Name and		Salary		Bonus	Compensation	Award(s)	Options/	Payouts	Compensation
Principal Position	Year	($)		($)(25)	($)(26)	($)	SARs* (#)	($)	($)(27)
James W. Lokey	2004	397,067	(28)	159,582	0	0	46,417	0	23,803
President/Chief	2003	376,034	(29)	301,178175	0	0	62,950	0	25,037
Executive Officer	2002	341,670	(30)	,000	0	0	52,941	0	21,247

James G. Stathos
Executive Vice	2004	246,174	(31)	62,501	0	0	19,091	0	26,688
President/Chief	2003	233,500	(32)	124,186	0	0	26,978	0	25,037
Financial Officer	2002	216,668	(33)	112,500	0	0	20,588	0	25,786

Harry H. Sackrider
Executive Vice	2004	201,639	(34)	51,251	0	0	16,640	0	68,663	(37)
President/Chief	2003	179,170	(35)	97,680	0	0	17,985	0	60,636	(38)
Credit Officer	2002	134,585	(36)	89,580	0	0	20,000	0	20,454	(39)

Steven L. Harding
Executive Vice	2004	152,456	(40)	24,412	0	0	6,088	0	66.629	(43)
President/ Corporate	2003	150,000	(41)	47,400	0	0	10,000	0	46,639	(44)
Banking Manager	2002	150,000	(42)	25,226	0	0	0	0	38,380	(45)

Eldon Shiffman
Senior Vice
President/Director of	2004	148,159	(46)	37,500	0	0	0	0	86,745	(49)
Trust & Investment	2003	144,437	(47)	53,943	0	0	5,000	0	60,605	(50)
Management Division	2002	135,319	(48)	27,707	0	0	0	0	39,868	(51)

* SAR stands for “Stock Appreciation Rights” and refers to SARs payable in cash or stock, including SARs payable in cash or stock of the election of the Company or a named executive officer.

** LT1P stands for “Long-Term Incentive Plan” and refers to any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company’s stock price, or any other measure, but excluding restricted stock, stock option and SAR Plans.

(25) Amounts shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

(26) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each officer’s total annual salary and bonus.

(27) Includes Mid-State contribution to defined plans (qualified and non-qualified, and whether or not vested).

(28) Includes $16,000 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(29) Includes $12,000 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(30) Includes $11,000 accrued in 2002 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(31) Includes $16,000 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(32) Includes $14,000 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(33) Includes $12,000 accrued in 2002 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(34) Includes $16,000 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(35) Includes $14,000 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(36) Includes $12,000 accrued in 2002 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(37) Includes 2004 Deferred Compensation Contribution of $44,601.

(38) Includes 2003 Deferred Compensation Contribution of $36,667.

(39) Includes 2002 Deferred Compensation Contribution of $5,608.

(40) Includes $9,225 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(41) Includes $10,742 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(42) Includes $10,423 accrued in 2002 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(43) Includes 2004 Deferred Compensation Contribution of $43,215.

(44) Includes 2003 Deferred Compensation Contribution of $21,783.

(45) Includes 2002 Deferred Compensation Contribution of $17,903.

(46) Includes $14,859 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(47) Includes $13,650 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(48) Includes $11,000 accrued in 2002 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

(49) Includes 2004 Deferred Compensation Contribution of $64,078.

(50) Includes 2003 Deferred Compensation Contribution of $37,154.

(51) Includes 2002 Deferred Compensation Contribution of $20,656.

     Stock Options. Our 1996 Stock Option Plan (the “Stock Option Plan”) is intended to advance our interests by encouraging stock ownership on the part of key employees and non-employee directors. As of March 31, 2005, we had options outstanding to purchase a total of 2,218,726 shares of our common stock under the Stock Option Plan and only 32,772 shares available for grant.

     Pursuant to the Stock Option Plan, options are granted to directors and to key, full-time salaried officers and employees of Mid-State and its subsidiaries. Options granted under the Stock Option Plan were either incentive options or non-qualified stock options and become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger, or consolidation of Mid-State in which Mid-State is not a survivor notwithstanding the vesting provisions under the Stock Option Plan. Options granted under the Stock Option Plan are adjusted to protect against dilution in the event of certain changes in Mid-State’s capitalization, including stock splits and stock dividends. All options granted in the years indicated below to the named executive officers were incentive stock options and have an exercise price equal to the fair market value Mid-State’s Common Stock on the date of grant.

     The following table furnishes certain information regarding stock options granted under the Stock Option Plan for James W. Lokey, James G. Stathos, Harry H. Sackrider, Steven L. Harding, and Eldon Shiffman.

Options/SAR Grants In 2004

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in 2004	Exercise or Base Price ($/Sh)(52)	Expiration Date	5%($)	10%($)
James W. Lokey	46,417	10.96%	$24.64	02/18/2014	719,277	1,822,787
James G. Stathos	19,091	4.51%	$24.64	02/18/2014	295,833	749,700
Harry H. Sackrider	16,640	3.92%	$24.64	02/18/2014	257,853	653,449
Steven L. Harding	6,088	1.44%	$24.64	02/18/2014	94,339	239,075
Eldon Shiffman	0	0	-	-	0	0

(52) The exercise price was based on the fair market value of a share of common stock on the date of grant.

Aggregated Option/SAR Exercises in 2004 and Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at 12/31/2004		Value of Unexercised In-the-Money Options/SARs at 12/31/2004(53)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)
James W. Lokey	0	0	183,932	183,370	2,564,956	1,915,963
James G. Stathos	25,642	377,930	83,632	62,683	953,734	601,442
Harry H. Sackrider	0	0	25,597	45,028	324,565	398,688
Steven L. Harding	2,458	41,331	12,000	14,088	159,600	116,813
Eldon Shiffman	0	0	33,000	12,000	472,350	161,400

(53) Unexercisable stock options represent those options granted, but not yet fully vested. Exercisable stock options represent the fully vested portion. Stock options vest at the rate of 20% per year from the date of grant. Value of options has been determined by multiplying number of shares by the difference between the closing price on December 31, 2004 of $28.65 per share, and the respective exercise price per share.

     Profit Sharing/401(k) Plan. Mid-State offers a combined Profit Sharing and 401(k) Plan to all of its eligible employees, and those of its banking subsidiary (the “Plan”). Eligible employees may participate in the Plan at the next entry date following 90 days of service. Employer contributions to the Profit Sharing and 401(k) Plan are vested on a five-year vesting schedule at 20% per year.

     Contributions to the Profit Sharing portion of the Plan (the “Profit Sharing Plan”) are made entirely by Mid-State. Each year the Board of Directors, in its discretion, decides how much money, if any, will be contributed to the Plan depending on the amount of Mid-State’s profits for the year. Mid-State’s contribution to the Profit Sharing Plan is allocated among all eligible employees based on eligible pay. Employees must be actively employed at the end of the calendar year in order to receive the profit sharing contribution. No amounts are accrued or set aside for the account of non-employee directors. Mid-State contributed approximately $2,197,000 to the Profit Sharing Plan for the year ending December 31, 2004.

     Under the 401(k) portion of the Plan (the “401(k) Plan”), each covered employee can make voluntary contributions to his or her account in an amount up to fifteen percent (15%) of his or her base salary; such contributions vest immediately when made. Mid-State makes a contribution to the employee’s account in an amount equal to fifty percent (50%) of the employee’s contributions, up to a maximum of six percent (6%) of the employee’s salary. For the year ended December 31, 2004, Mid-State contributed approximately $645,000 to the 401(k) Plan.

      Change in Control Agreements. Mid-State entered into “change in control” agreements with Messrs. Lokey, Sackrider, and Stathos as of January 9, 2002. Each agreement provides that, if a person who has acquired control of Mid-State terminates the officer within 36 months after such change in control other than for cause, disability or retirement (as such terms are defined in the agreement) or if, within 36 months of such a change in control, the officer terminates the agreement for good reason (as defined in the agreement), the officer will receive (i) a lump sum severance payment equal to three times his annual salary and bonus and (ii) continued benefits under all insured and self-insured employee welfare benefit plans for a period ending on the earliest of (A) three (3) years, (B) the commencement date of equivalent benefits from a new employer or (C) the officer’s normal retirement date under the terms of such plans. In general, a “change in control” includes a change in the majority of directors as a result of an election contest, an acquisition of 25% of the outstanding shares, a merger, consolidation, sale of substantially all the assets, a change in the majority of directors over a two (2) year period as well as any other transfer, voluntarily or by hostile takeover or proxy contest, operation of law or otherwise, of control of Mid-State.

     Messrs. Harding and Shiffman also have a “change in control” agreement which are substantially identical to the one described above except that the triggering event must occur within 24 months after a change in control and the amount of the lump sum payment is limited to two times his annual salary and bonus.

      Incentive Compensation Plan. The Board of Directors approved an annual Incentive Plan for the executive officers. The objective of the plan is to provide competitive compensation, warranted by performance, and aid in motivating and retaining key executives. Messrs Lokey, Stathos and Sackrider are eligible for participation in the Plan.

      Other Compensation. We have provided and plan to continue to provide our executive officers with automobiles, which are not available to all our employees. It is impracticable to estimate the percentage of the total costs of these benefits attributable to personal use. No amount is stated for the foregoing in the compensation table on page 13, since management has concluded that the amount of any personal benefits to any executive officer and to the principal officers as a group is less than the lesser of $50,000.00 per person or ten percent (10%) of the compensation reported under “Cash Compensation” for each such person and for the group.

     Performance Graph. The following table and graph display five (5) year comparative total return performance information for Mid-State common stock, the Russell 3000, SNL Bank Index, and the SNL Western Bank Index. The information is prepared assuming $100.00 is invested in each of the four (4) potential investments, five (5) years ago. The performance information takes into account dividends paid and the price appreciation or depreciation of the stock(s). It should be noted that historical performance information is no guarantee of future performance.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Mid-State Bancshares	100.00	114.00	107.02	110.47	175.30	202.02
Russell 3000	100.00	92.54	81.94	64.29	84.25	94.32
SNL Bank Index	100.00	118.10	119.29	109.38	147.55	165.34
SNL Western Bank Index	100.00	132.40	115.78	126.67	171.59	195.00

     Transactions with Management and Others. There have been no transactions, or series of similar transactions, during 2004, or any currently proposed transaction, or series of similar transactions, to which Mid-State or its wholly owned bank subsidiary was or is to be a party, in which the amount involved exceeded or will exceed $60,000.00 and in which any director (or nominee for director) of Mid-State, executive officer of Mid-State, any shareholder owning of record or beneficially 5% or more of Mid-State Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

      Indebtedness of Management. Some of the current directors and executive officers of Mid-State and the companies with which they are associated have been customers of, and have had banking transactions with Mid-State, in the ordinary course of Mid-State’s business, and Mid-State expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of management of Mid-State, have not involved more than the normal risk of repayment or presented any other unfavorable features.

      Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Exchange Act requires Mid-State’s directors, executive officers and ten percent (10%) or more shareholders of Mid-State’s equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Mid-State’s equity securities. Officers, directors and ten percent (10%) or more shareholders are required by SEC regulations to furnish Mid-State with copies of all Section 16(a) forms they file. To Mid-State’s knowledge, based solely on review of the copies of such reports furnished to Mid-State and written representations that no other reports were required, during the fiscal year ended December 31, 2004 all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent (10%) or more of Mid-State’s equity securities appear to have been met except as follows: (i) Director Maguire filed one report late relating to one transaction in the Company’s stock, this report was subsequently filed; (ii) Director Lokey filed two reports late relating to three (3) transactions in the Company’s stock, these reports were subsequently filed; (iii) Director Pruett filed two reports late relating to two transactions in the Company’s stock, these reports were subsequently filed; (iv) Executive Vice President Sackrider filed one report late relating to one transaction in the Company’s stock, this report was subsequently filed; (v) Executive Vice President Stathos filed one report late relating to one transaction in the Company’s stock, this report was subsequently filed; (vi) Director Flood filed one report late relating to one transaction in the Company’s stock, this report was subsequently filed; (vii) Director Heron filed one report late relating to one transaction in the Company’s stock, this report was subsequently filed; (viii) Director Morris filed one report late relating to one transaction in the Company’s stock, this report was subsequently filed; (ix) Director Rains filed one report late relating to one transaction in the Company’s stock, this report was subsequently filed; (x) Director Snelling filed two reports late relating to two transactions in the Company’s stock, this report was subsequently filed.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Mid-State has not yet selected its independent public accountants for the fiscal year ending December 31, 2005 but intends to do so later this year.

     PricewaterhouseCoopers, LLP (“PWC”) audited Mid-State’s financial statements for the year ended December 31, 2004 and have been Mid-State’s accountants since July 2002. It is anticipated that a representative of PWC will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders regarding Mid-State’s financial statements.

      Fees. All professional services rendered by PWC during 2004 were furnished at customary rates and terms.

     The following table presents fees for professional audit services rendered by PWC for the fiscal years ended December 31, 2004 and 2003.

	2004	2003
Audit Services:
Consolidated financial statements quarterly reviews, and Report on Internal Controls	$823,000	$261,000

Audit-Related Services:
Other-Professional services rendered in connection with an acquisition or proposed acquisition	0	10,000

Tax Services:
Compliance	46,000	53,510
Planning	13,600	5,800
Advice	47,145	83,800

Total tax service fees	106,775	143,110

Total Fees:	$929,775	$459,110

     In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees Mid-State paid PWC for professional services for the audit of Mid-State’s consolidated financial statements included in the Form 10-K and review of financial statements included in Form 10-Q’s, and for services that are normally provided by the accountant in connection with statutory and regulatory filings and engagements; “audit related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of Mid-State’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

     For the fiscal year 2004 the Audit Committee considered and deemed the services provided by PWC compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from our independent public accountant.

PROPOSAL 2
APPROVAL OF 2005 EQUITY BASED COMPENSATION PLAN

     The Company is asking shareholders to approve the Company’s 2005 Equity Based Compensation Plan (the “2005 Plan”). The principal purpose of the 2005 Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain, and reward key employees and directors of the Company and its subsidiaries with stock options and other equity based incentives for high levels of individual performance and improved financial performance of the Company. The Board of Directors has found equity awards to be an effective means of compensating employees under past stock option award plans, and therefore recommends adoption of the 2005 Plan.

     Recent corporate scandals involving the perceived abuse of stock options as compensation and changes in the way in which options must be accounted for caused the Company to reevaluate its overall compensation practices. The Company’s goal in this review was to find a way to better align its compensation practices with shareholder interests. The Board determined that the 2005 Plan was a good step toward accomplishing its goal because it provides the Company with a number of different incentive alternatives that can include performance based vesting criteria. The availability of stock options and other equity awards combined with the ability to condition vesting of those awards on performance based criteria can provide the Company flexibility not currently found in the 1996 Stock Option Plan. This flexibility will help the Company craft compensation practices that better align management’s interests with those of the shareholders.

     The Board also considered a number of other issues in adopting the 2005 Plan. The 1996 Stock Option Plan commenced in November 1996 and will expire in 2006. There are relatively few available options for granting in the existing plan. A significant portion of the total options authorized in the 1996 Stock Option Plan are vested and, therefore, are already included in the Company’s diluted share count and earnings per share calculations. Accordingly, the Company expects additional dilution from unvested shares in the 1996 Stock Option Plan will be minimal. Finally, stock based compensation has become a critical component in attracting and retaining quality top management and to effectively compete for the top business developers and lenders in the Company’s markets. The Company intends to use the 2005 Plan primarily to motivate senior management and senior producers that can effectively influence shareholders’ value.

     The 2005 Plan was approved by the Board as of March 16, 2005, subject to shareholder approval. Upon approval by shareholders, no further grants will be made from the 1996 Stock Option Plan. In the event shareholder approval of the 2005 Plan is not obtained, the Company will continue to grant awards pursuant to the 1996 Stock Option Plan, subject to applicable law and the 2005 Plan will be terminated.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2005 PLAN.

Description of the 2005 Plan.

     The material features of the 2005 Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2005 Plan, a copy of which is attached hereto as Appendix “C”.

     The material aspects of the 2005 Plan are as follows:

•	The 2005 Plan authorizes the granting of:

Incentive Stock Options;
Non-Qualified Stock Options;
Stock Appreciation Rights (“SARs”);
Restricted Stock Awards;
Restricted Stock Units; and
Performance Share Cash Only Awards

•	vesting restrictions on awards may be time based and/or performance based;

•	participation in the 2005 Plan is open to all employees of the Company and the Bank as well as the Company’s directors;

•	the 2005 Plan will provide for a maximum of 1,000,000 shares; and

•	the maximum number of Incentive Stock Options that may be issued under the Plan is 1,000,000.

Administration and Eligibility

     The Compensation Committee (the “Committee”) will administer the Plan and is comprised of Directors Morris (Chairman), Carey, Maguire, and Snelling, each of whom is an independent director under the Nasdaq Marketplace Rules. However, all Committee administration of the Plan will be subject to ratification by the independent directors of the Board. The Committee has not recommended the grant of any awards (“Awards”) pursuant to the 2005 Plan and will not do so until after shareholder approval of the 2005

Plan. Except for any amendment requiring shareholder approval under applicable law or the Nasdaq Marketplace Rules, the Board of Directors may amend, suspend, or discontinue the 2005 Plan in its discretion. Termination of the 2005 Plan will not affect any Awards then outstanding.

     Any employee of the Company or the Bank is eligible to participate as well as our directors. All participants may receive all types of Awards under the Plan, except that Incentive Stock Options (“ISOs”) may only be granted to employees. Subject to Board ratification, the Committee determines which participants will receive awards and the terms of the awards.

     As of March 31, 2005, 2005, approximately 249 employees would have been eligible for selection to participate in the 2005 Plan, and 13 non-employee directors would have been eligible to participate in the 2005 Plan.

Maximum Shares

     The maximum number of shares subject to the Plan is 1,000,000 plus all shares rolled over from the 1996 Stock Option Plan. The maximum number of shares that may be granted as Incentive Stock Options is 1,000,000.

Terms of Awards

     Subject to Board ratification, the Committee will determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Company’s stock must be granted at 110% of the Fair Market Value of the stock. Unless the Committee determines otherwise, Awards do not vest or become exercisable until six months after the date of grant.

     Awards may generally be exercised only by the person to whom they were granted, and, unless otherwise permitted by the Company, cannot be sold, pledged, assigned or otherwise transferred, except to the Company, or according to the grantee’s will or the laws of descent and distribution.

Kinds of Awards

     Stock Options.    Subject to Board ratification, the Committee may grant stock options, either ISOs or Nonqualified Stock Options (“NSOs”), to plan participants. ISOs are subject to certain limitations not applicable to NSOs. The exercise price of all stock options may not be less than the fair market value of the Company’s common stock on the date of grant. The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000.

     Stock Appreciation Rights.    Subject to Board ratification, the Committee may grant SARs, either in tandem with stock options or freestanding. Upon exercise, the holder receives a specified amount in cash, the Company’s common stock or a combination of the two. Each SAR entitles the holder to receive the excess of the fair market value of a share of our common stock on the exercise date over the fair market value of such share on the date the SAR was awarded, subject to any maximum determined by the Committee. If SARs are granted in tandem with options, they may be exercised only during the time and to the extent that the related options may be exercised, and the number of options held by the optionee is decreased by the number of SARs exercised by the optionee.

     No Repricing.    Neither the Board nor the Committee may reduce the exercise price of any option or SAR granted under the 2005 Plan.

     Restricted Stock.    Subject to Board ratification, the Committee may grant one or more Restricted Stock Awards to plan participants. Subject to Board ratification, the Committee shall determine the consideration to be paid, if any, and the period over which the restrictions shall lapse. However, the restrictions may not lapse with respect to any Restricted Stock Award over a period of less than six months. Unless otherwise provided in the applicable award agreement, an employee receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though not vested, provided that such rights shall terminate immediately as to any Restricted Stock which ceases to be eligible for vesting.

     Subject to Board ratification, the Committee may grant to any plan participant non-voting, deferred rights to receive shares of our common stock (“restricted units”) or other deferred awards which may be payable in shares of common stock and/or in Cash Only Awards.

     Cash Only Awards.    Subject to ratification by the Board, the Committee may grant Cash Only Awards of performance shares, SARs or restricted units. Performance share Cash Only Awards establish criteria determined by the Committee which, if achieved, result in the Company’s issuing to the recipient an amount in cash equal to the fair market value of the number of Shares specified in the Award agreement, subject to any maximum determined by the Committee.

     Performance Based Vesting. Any award may include financial criteria or other performance measures that must be met in order for the award to vest and become exercisable. The financial criteria include those outlined in Section 1.2(cc) of the 2005 Plan attached as Appendix “C”. The Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal, in the event of the employee’s death, retirement, or disability or under such circumstances as the Committee may determine.

      Termination of Employment, Death or Disability. The Committee will determine the effect of the termination of employment on Awards, depending on the nature of the termination, including changing the exercise period or the number of shares for which an Award is vested or exercisable at the time of termination or thereafter.

Adjustments and Extraordinary Events

      In the event of an extraordinary corporate transaction, such as a stock split or a stock dividend, the Committee may proportionately adjust the 2005 Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise of Awards or the applicable performance standards or criteria.

      Upon the giving of notice of a Change in Control Event in which the Company is not the surviving company, as defined in the 2005 Plan, then all outstanding options and SARs become exercisable, all Restricted Stock and restricted unit award restrictions lapse and all Cash Only Awards of performance shares become immediately payable, unless the Committee determines otherwise, in which event the Committee will make provision for continuation and, if required, assumption of the 2005 Plan and outstanding Awards or for the substitution of new Awards therefore.

      In the event of a tender offer or exchange offer for the Company’s common stock other than by the Company which results in the acquisition of stock by the person or entity making the offer, the Committee may permit the surrender of unexercised options and any rights in tandem therewith and receive an amount determined pursuant to Section 2.7 of the 2005 Plan.

      The Plan also provides for the issuance of substitute awards in the event the Company acquires another entity and the terms of the acquisition require issuance of substitute awards for existing equity compensation of the acquired company.

Federal Income Tax Consequences

     The following is a general discussion of the federal income tax consequences of the various Awards available under the Plan. The discussion is general in nature only, and is not intended as specific income tax advice, for which the Company and participants will rely on their respective tax advisors.

     Stock Options. Grants of NSOs and ISOs do not create taxable income at the time of the grant, provided they are granted at the then fair market value of the underlying stock. Optionees will realize ordinary income at the time of exercise of a NSO equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Optionees will not realize income at the time of exercise of an ISO. If the shares of stock acquired in the exercise of an ISO are retained for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of disposition up to the difference between the exercise price and fair market value of the stock on the date of exercise. A non-employee director who receives a NSO will recognize ordinary income on the option exercise date equal to the difference between the exercise price and the fair market value of the stock on the exercise or vesting date. To the extent ordinary income is recognized by the optionee, the Company may deduct a like amount as compensation.

     Stock Appreciation Rights. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If a plan participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the participant at the time the cash is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the participant at the time the stock is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of SARs, the Company will be entitled to a deduction equal to the amount of ordinary income the plan participant is required to recognize as a result of the exercise.

     Restricted Stock Awards/Cash Only Performance Awards. No income will be recognized at the time of grant of a Restricted Stock Award, stock unit or cash only performance award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to an award, the then fair market value of the stock or cash received will constitute ordinary income to the plan participant. Subject to applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the participant.

     Section 162(m) Limits. Generally, Section 162(m) of the Internal Revenue Code and the regulations thereunder would render non-deductible to the Company certain compensation to certain executive officers that exceeds $1,000,000 in any year, unless the compensation is exempt. Notwithstanding the foregoing discussion, the rules contain an exemption for performance-based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by shareholders. Although the Company believes that options and SARs granted under the 2005 Plan should be exempt under the proposed rules, and consequently deductible to the Company as discussed above, Restricted Stock, restricted units and performance share Cash Only Awards may not be exempt if the aggregate compensation of the executive officer would exceed such limit. In the event of a further change in the applicable law or rules, the continued deductibility of options and SARs cannot be assured.

SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2006 ANNUAL MEETING

     Proxy Statement Proposals. Under the rules of the SEC, proposals that shareholders seek to have included in the proxy statement for our next annual meeting of shareholders must be received by the Secretary of Mid-State not later than December 16, 2005.

     Other Proposals and Nominations. Our Bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in Mid-State’s proxy statement for that meeting. Nominations for director must be made in accordance with Section 2.11 of our Bylaws, which is set forth in the notice of the meeting attached to this proxy statement.

ADDITIONAL INFORMATION

     Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC. We electronically file the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 11-K (Annual Report for Employees’ Stock Purchase and Savings Plans), Form 8-K (Report of Unscheduled Material Events), insider trading reports (Forms 3, 4 and 5) and Form DEF 14A (Proxy Statement). We may file additional forms. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on our website: www.midstatebank.com. We post these reports to our website as soon as reasonably practicable after filing them with the SEC. None of the information on or hyperlinked from our website is incorporated into this proxy statement.

James G. Stathos
Secretary

APPENDIX “A”
REPORT OF THE AUDIT COMMITTEE

     The Audit Committee (“Committee”) of the Board of Directors is composed of five independent directors. The members of the Committee are: Directors Snelling (Chairman), Director Andrews, Director Flood, Director Heron, and Director Miner. Each member is an “independent director,” as defined by the Nasdaq rules and satisfies the additional SEC requirements for independence of audit committee members. In addition, the Board of Directors has determined that William L. Snelling is and “audit committee financial expert,” as defined by the SEC rules.

     The Committee held five (5) meetings during 2004. During the course of the year, the Committee reviewed the Audit Committee Charter which, among other things, provides the Committee with authority to (i) control directly the outside auditor, (ii) make hiring and termination decisions concerning the auditor, and (iii) approve all non-audit services.

     The Committee oversees the financial reporting process for Mid-State Bancshares (“Mid-State”) on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

     In accordance with Statements on Accounting Standards (SAS) No. 61 and No. 90, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Mid-State and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

     The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audit conducted, the internal controls used by Mid-State, and the selection of Mid-State’s independent auditors.

     Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

A-1

     Signed and adopted by the Audit Committee this 9th day of March, 2005.

/s/ William L. Snelling

Committee Chairman

/s/ George H. Andrews

Director/Committee Member

/s/ Daryl L. Flood

Director/Committee Member

/s/ H. Edward Heron

Director/Committee Member

/s/ Michael Miner

Director/Committee Member

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

A-2

APPENDIX “B”
REPORT OF THE COMPENSATION COMMITTEE
MID-STATE BANCSHARES AND MID-STATE BANK & TRUST

REPORT OF THE COMPENSATION COMMITTEE

New 2005 Equity Based Compensation Plan

The Compensation Committee of Mid-State Bancshares (the Company) is composed entirely of independent directors and is responsible for setting the Company’s compensation policy. The Committee determines the compensation for the Chief Executive Officer and the other executive officers of the Company, and approves the compensation structure for other senior management. The Committee is also responsible for the incentive and equity compensation plans. Mid-State Bancshares compensation program is designed to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and increase shareholder value.

The Compensation Committee administers the Mid-State Bancshares 1996 Stock Option Plan, which is intended to encourage long-term growth in the Company’s shareholder value and align management’s interest with those of the shareholders. As of March 22, 2005, that plan had only 32,772 shares remaining to be awarded. Because equity based compensation is an integral part of our total compensation plan, the Committee has worked with independent compensation advisors, attorneys and accountants to develop a competitive plan for presentation to the shareholders. The recommended 2005 Equity Based Compensation Plan (the Plan) is included as Appendix C in this proxy statement.

New accounting pronouncement (FASB Statement 123R) will require Mid-State Bancshares to record the financial impact of outstanding options on the income statement beginning July 1, 2005. In general, under FASB Statement 123R all equity based compensation will be reflected as an expense on the income statement based on the fair market value of the award. The particular impact will fluctuate, depending upon the type of award the Committee authorizes. The Plan allows six different types of awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock grants, restricted stock units, and performance share cash only awards. Each of these alternatives would have a different impact on the income statement.

Subject to Board oversight, the Plan will be administered by a committee entirely comprised of independent members of the Board of Directors. The Committee will determine the terms of all awards made under the Plan, including which form of award to authorize, time based vesting, and performance based criteria. The flexibility of the Plan will allow the Committee to authorize different types of awards based upon performance criteria established for the Company, seeking to align the interests of shareholders, the Board of Directors, and management, thereby driving long-term, continued superior performance.

Awards to officers will be based on factors including corporate performance criteria, individual responsibilities and performance, peer information from independent compensation advisors, and other competitive indices.

There are no repricing, evergreen, or reload provisions in the Plan. Further, the Plan requires that all awards be granted at fair market value on the date of grant. Participation is open to all eligible employees and non-employee directors.

The Compensation Committee is asking for shareholder approval to allocate 1,000,000 shares to the new Plan. It is projected that the shares remaining in the 1996 Plan will be included in the new Plan, resulting in 1,032,772 shares, or 4.50% of Mid-State Bancshares’ current issued and outstanding shares. When the one million shares provided for in the new Plan are added to the current outstanding options under the 1996 Plan of 2,219,726, the total outstanding awards and available awards represent 14.03% of Mid-State Bancshares’ current issued and outstanding common stock.

Executive Compensation

The goals of the Mid-State Executive Compensation Program (the Program) are to attract and retain higher caliber executives, provide compensation in a cost efficient manner, encourage executive ownership of Mid-State Bancshares (“Mid-State”) common stock and motivate executives to maximize returns to shareholders, both annually and over the long term.

Base salaries. The principal objective of the base salary program is to maintain salaries that are targeted at the 75th percentile of the market for comparable positions in similarly sized financial institutions. Any merit increases are based on individual performance and contribution, experience and tenure in the position and increases in responsibilities.

Annual Incentives. Annual incentives are designed to reward principally for overall annual Bank performance and provide total cash compensation that is targeted at the 75th percentile of the market, when warranted by financial goals and results. Target levels for annual cash bonuses paid pursuant to the Executive Incentive Plan are intended to give executives the opportunity for total cash compensation that is competitive and motivational.

Long-term incentives awards. As described above, the principal objective of the long-term stock-based incentive program is to align the financial interest of executives with those of shareholders, provide incentive for executive ownership of Mid-State common stock, support the achievement of long-term financial objectives, and provide for long-term incentive reward and capital accumulation opportunities.

Benefits. The principal objectives of the benefits program provided for executives are to provide attractive benefits to retain key executives and provide financial planning opportunities to facilitate tax and estate planning.

CEO Compensation

In setting the Chief Executive Officer’s (the CEO) base salary and in determining his performance bonus for fiscal 2004, the Compensation Committee has considered Mid-State’s sustained revenue and profit growth in recent years. In addition, the Bank continues to perform in the upper quartile of the industry peer group. The CEO contributed significantly to this success. Based on this performance, the Committee approved a salary increase and cash bonus. The stock grant made to the CEO was made at fair market value. All of the adjustments were made in accordance with the guidelines established in the executive compensation plan.

It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align Mid-State’s corporate objectives and the interests of our shareholders with competitive compensation practices in an equitable manner.

     Signed and adopted by the Compensation Committee this 22nd day of March 2005.

/s/ Gregory R. Morris

Committee Chairman

/s/ Trudi G. Carey

Committee Member

/s/ Stephen P. Maguire

Committee Member

/s/ William L. Snelling

Committee Member

APPENDIX “C”
MID-STATE BANCSHARES
2005 EQUITY BASED COMPENSATION PLAN

I. THE PLAN

1.1. Purpose. The purpose of this 2005 Equity Based Compensation Plan (the “Plan”) is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, and directors of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company.

1.2. Definitions.

(a) “Award” shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Share Unit, Performance Share Award, Dividend Equivalent, or any combination thereof (including, but not limited to restricted units or other deferred Awards), whether alternative or cumulative, authorized by and granted under this Plan.

(b) “Award Agreement” shall mean a written agreement signed by the Participant setting forth the terms and conditions of an Award granted to the Participant as determined by the Committee.

(c) “Award Date” shall mean the date upon which the Committee adopts a resolution granting an Award or such later date as the Committee designates as the Award Date at the time the Committee adopts a resolution granting the Award.

(d) “Award Period” shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) “Beneficiary” shall mean the person, persons, trust or trusts entitled, by will or the laws of descent and distribution or pursuant to a valid designation of a beneficiary on a form acceptable to the Committee, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

(f) “Board” shall mean the Board of Directors of the Company.

(g) “Cash Only Award” shall mean Stock Appreciation Rights, Performance Share Awards or Restricted Share Units which are paid in cash.

(h) “Change in Control Event” shall be deemed to have occurred if:

(A) there shall be consummated (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s Common Stock would be converted in whole or in part into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (2) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

(B) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or

(C) any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or a subsidiary thereof or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or

(D) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period, or

(E) any other event shall occur that would be required to be reported in response to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not such filing is required because the Company is not registered under the Exchange Act.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j) “Commission” shall mean the Securities and Exchange Commission.

(k) “Committee” shall mean the Compensation Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be a Disinterested and Outside director.

(l) “Common Stock” shall mean the common stock of the Company, no par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

(m) “Company” shall mean Mid-State Bancshares and its Subsidiaries.

(n) “Director Stock Option” means a Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 2.1 of this Plan.

(o) “Disinterested and Outside” shall mean a “Non-Employee Director” within the meaning of the Securities and Exchange Commission Rule 16b-3, and “outside” within the meaning of Section 162(m) of the Code.

(p) “Dividend Equivalent” shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

(q) “DRO” shall mean a valid domestic relations order under applicable state law, acceptable to the Company.

(r) “Eligible Employee” shall mean any employee of the Company or any of its Subsidiaries, as determined by the Committee in its discretion.

(s) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(u) “Executive Officer” shall mean an executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Company for purposes of reporting under the Exchange Act, the designation by the Board shall be conclusive for purposes of this Plan.

(v) “Fair Market Value” shall mean, as of a specified date with respect to Common Stock:

     (i) If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date at which Fair Market Value is to be determined, then the Fair Market Value per share will be the closing price on such exchange on such date, or if there were no reported sales on such date, then the average of the highest bid and lowest asked price, or, if there is no bid and asked price on such date, then the Fair Market Value shall be the closing price on the next preceding day for which there is a reported sale or the next preceding day for which there is a bid and asked price, whichever most recently occurred; or

     (ii) If the Common Stock is traded on the OTC Bulletin Board, the Fair Market Value per share shall be the average of the highest bid and lowest asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Fair Market Value per Share shall be the fair market value thereof as determined by the Committee, in its sole and absolute discretion.

(w) “Incentive Stock Option” shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section. Any Option granted hereunder that is intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof initially or upon amendment shall not be nullified because of such failure and shall be deemed a Nonqualified Stock Option.

(x) “Nonqualified Stock Option” shall mean an Option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(y) “Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Company, including, but not limited to, a member of the Board who qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3.

(z) “Option” shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

(aa) “Participant” shall mean an Eligible Employee or Non-Employee Director who has been granted an Award under this Plan.

(bb) “Performance Criteria” means the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, as determined by the Committee in its sole discretion at the Award Date, including but not limited to: return on average common shareholders’ equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per diluted share of Common Stock; per share earnings before transaction-related expense; per share earnings after deducting transaction-related expense; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics. Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude extraordinary items such as extraordinary, unusual and/or non-recurring items of gain or loss, gains or losses on the disposition of a business, changes in tax or accounting regulations or laws, or the effects of a merger or acquisition. Performance Criteria generally shall be established by the Committee and shall be derived from the Company’s audited financial statements, including footnotes, the Management’s Discussion and Analysis section of the Company’s annual report, or any other measure of performance desired by the Committee. The Committee may not in any event increase the amount of compensation payable to a covered employee, as defined in Section 162(m) of the Code, upon the satisfaction of any Performance Criteria.

(cc) “Performance Share Award” shall mean a Cash Only Award in the form of performance shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

(dd) “Personal Representative” shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(ee) “Plan” shall mean this 2005 Equity Based Compensation Plan.

(ff) “Restricted Stock” shall mean Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(gg) “Restricted Share Unit” shall mean an Award payable in cash or Shares and represented by a bookkeeping credit where the amount represented by the bookkeeping credit for each Restricted Share Unit equals the Fair Market Value of a Share on the Award Date and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a Share on any date from the Award Date up to the date the Restricted Share Unit is settled in cash or Shares.

(hh) “Rule 16b-3” shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

(ii) “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

(jj) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(kk) “Shares” shall mean shares of Common Stock of the Company.

(ll) “Stock Appreciation Right” shall mean a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares, that is authorized under this Plan.

(mm) “Subsidiary” shall mean any company or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(nn) “Total Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

1.3. Administration and Authorization; Power and Procedure.

(a) Committee. This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee, or by the Board. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

      (i) To determine, from among those persons eligible, the particular Eligible Employees and Non-Employee Directors who will receive any Awards;

      (ii) To grant Awards to Eligible Employees and Non-Employee Directors, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest (including establishing Performance Criteria for vesting of Awards, regardless of the form of the Award), or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

      (iii) To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

      (iv) To construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

      (v) To cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

      (vi) To accelerate or extend the exercisability or vesting or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

      (vii) To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

(c) Binding Determinations. Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Company, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

(f) Notices; Signature; Delivery. Whenever a signature, notice or delivery of a document is required or appropriate under the Plan or pursuant to an Award Agreement, signature, notice or delivery may be accomplished by paper or written format, or to the extent authorized by the Committee, subject to Section 6.4, by electronic means. In the event the Committee authorizes electronic means for the signature, notice or delivery of a document hereunder, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of this Plan and any applicable Award Agreement be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document.

1.4. Participation. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees or Non-Employee Directors. An Eligible Employee or Non-Employee Director who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive all Awards except Incentive Stock Options.

1.5. Shares Available for Awards. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be Shares of the Company’s authorized but unissued Common Stock. The Shares may be issued (subject to Section 6.4) for any lawful consideration.

(a) Number of Shares. The maximum number of Shares of Common Stock that may be delivered pursuant to Awards granted under this Plan shall not exceed 1,000,000 Shares, plus any Shares rolled over pursuant to Section 6.13(b), subject to the reissue of Awards pursuant to Sections 1.5(d) and the adjustments contemplated by Section 6.2. For every Share of Restricted Stock issued under this Plan, the maximum number of Shares that may be delivered pursuant to Awards hereunder shall be reduced by 1 Share. The maximum number of Shares of Common Stock subject to Incentive Stock Options that may be granted pursuant to this Plan is 1,000,000.

(b) Reservation of Shares. Common Stock subject to outstanding Awards (other than Cash Only Awards) shall be reserved for issuance. If a Stock Appreciation Right is exercised and paid in Shares, the number of Shares to which such exercise relates under the applicable Award shall be charged against the maximum amount of Shares that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Company withholds Shares pursuant to Section 2.2(b) or 6.5, the number of Shares that would have been deliverable with respect to an Award shall be reduced by the number of Shares withheld, and such Shares shall not be available for additional Awards under this Plan.

(c) Cash Only Award Limit. Awards payable solely in cash under the Plan and Awards payable either in cash or Shares that are actually paid in cash shall constitute and be referred to as “Cash Only Awards”. The number of Cash Only Awards shall be determined by reference to the number of Shares by which the Award is measured.

(d) Reissue of Awards. Subject to any restrictions under Rule 16b-3, the Shares which are subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under subsection (a) or (c) above, as applicable, provided the Participant has not received dividends or Dividend Equivalents during the period in which the Participant’s ownership was not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan. Nothing in this paragraph shall be interpreted to allow Shares which are in the possession of the Company pursuant to either Section 2.2(b) or 6.5 to be available for reissuance under the Plan. Only Shares which were originally awarded as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options may be reissued as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options.

(e) Interpretive Issues. Additional rules for determining the number of Shares or Cash Only Awards authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b-3.

1.6. Grant of Awards. Subject to the express provisions of this Plan, the Committee shall determine the type of Award, the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Share Awards or, in its discretion, any other Awards, in addition to matters addressed in Section 1.3(b), the specific Performance Criteria, that further define the terms of the Performance Share Award or other Award. Subject to the provisions of Section 1.3(f), no Award shall be enforceable until the Award Agreement or an acknowledgement of receipt has been signed by the Participant and on behalf of the Company by an Executive Officer (other than the recipient) or his or her delegate. By executing the Award Agreement or an acknowledgement of receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Company to the Participant under the Award Agreement.

1.7. Award Period. Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or other rights to acquire Shares, not later than ten (10) years after the Award Date.

1.8. Limitations on Exercise and Vesting of Awards.

(a) Provisions for Exercise. Except as may otherwise be provided in an Award Agreement or herein, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b).

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.9. No Transferability.

(a) Awards may be exercised only by the Participant or, if the Participant has died, the Participant’s Beneficiary or, if the Participant has suffered a Total Disability and the Participant is incapacitated, the Participant’s Personal Representative, if any, or if there is none, (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a DRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company), and any such attempted action shall be void. The Company shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Committee, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee’s lifetime, of Awards (other than Incentive Stock Options) to members of a grantee’s immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members.  For this purpose, immediate family member means the grantee’s spouse, parent, child, stepchild, grandchild and the spouses of such family members.  The terms of an Award Agreement shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.

(b) The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of “cashless exercise” procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

1.10. Deferred Payments. The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants. Any such deferral of payment shall comply in all respects with the requirements of Code Section 409A, including with respect to the timing of election and timing of distribution, so as to avoid the imposition of any tax in addition to ordinary income tax or capital gains tax, as applicable.

1.11. Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Awards listed in Section 1.2(a) may be granted as awards that satisfy the requirements for “performance-based compensation” within the meaning of Code Section 162(m) (“Performance-Based Awards”), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Criteria relative to preestablished targeted levels for the Company on a consolidated basis. Notwithstanding anything contained in this Section 1.11 to the contrary, any Option or Stock Appreciation Right shall be subject only to the requirements of (a) below and Section 1.5 above in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 1.11 (with such Awards hereinafter referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 1.11 shall be designated as a Performance-Based Award at the time of grant. Nothing in this Plan shall limit the ability of the Committee to grant Options or Stock Appreciation Rights with an exercise price or a base price greater than Fair Market Value on the Date of Grant or to make the vesting of the Options or Stock Appreciation Rights subject to Performance Goals or other business objectives.

(a) Eligible Class. The eligible class of persons for Awards under this Section 1.11 shall be all Eligible Employees and Non-Employee Directors.

(b) Performance Goals. The performance goals for any Awards under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Criteria. The specific performance target(s) with respect to Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Criteria remains substantially uncertain.

(c) Committee Certification. Before any Performance-Based Award under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Criteria and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Criteria in the event of a Change in Control as provided in Section 6.2(b).

(d) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 1.11. To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee’s discretion), as the Committee may determine.

(e) Adjustments for Material Changes. In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, or (iii) any material change in accounting policies or practices affecting the Company and/or the Performance Criteria or targets, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Criteria and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee’s judgment, the effect of the event on the applicable Performance-Based Award.

(f) Interpretation. Except as specifically provided in this Section 1.11, the provisions of this Section 1.11 shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as “performance-based compensation” under Code Section 162(m) and the regulations thereunder.

(g) Individual Limits.

     (i) Share-Based Awards. The maximum number of Shares that are issuable under the Plan pursuant to Options, Stock Appreciation Rights payable in Shares, Restricted Stock or Stock Units payable in Shares that are granted as Performance-Based Awards during any calendar year to any Participant shall not exceed the maximum number of shares available in the Plan, subject to adjustment as provided in Section 6.2(a); provided, that the maximum number of Shares that may be granted as Restricted Stock Awards during any calendar year to any Participant under the Plan (including as Performance-Based Awards) shall not exceed the maximum number of shares available in the Plan, subject to adjustment as provided in Section 6.2(a). Awards that are canceled during the year shall be counted against this limit.

     (ii) Restricted Share Awards. The maximum number of Restricted Share Units payable in cash only or Stock Appreciation Rights payable in cash only that may be granted during any calendar year to any Participant as Performance-Based Awards shall not exceed the maximum number of shares available under the Plan, subject to adjustment as provided in Section 6.2(a). Awards that are canceled due to expiration or forfeiture during the year shall be counted against this limit.

II. OPTIONS

2.1. Grants. One or more Options may be granted under this Article to any Eligible Employee or Non-Employee Director, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement. However, Non-Employee Directors shall only be eligible to receive Director Stock Options, which shall be Non-Qualified Options.

2.2. Option Price.

(a) Pricing Limits. Subject to Sections 2.4, the purchase price per Share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant which have been held for at least six months, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such Shares; or (v) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (iv) shall be valued at their Fair Market Value on the date of exercise.

2.3. Limitations on Grant and Terms of Incentive Stock Options.

(a) $100,000 Limit. To the extent that the aggregate “fair market value” of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common

Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the “fair market value” of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares of Common Stock are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option. To the extent permitted under applicable regulations, as a method of causing an Option intended to be an Incentive Stock Option to meet the requirements thereof which fails to do so by reason of the $100,000 limit, the Committee shall have the discretion to amend the terms of such Option to delay the exercisability of the Option provided such amendment is made in the same calendar year of grant.

(b) Option Period. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions, as from time to time are required, in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4. Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5. No Option Repricing. Subject to Section 6.2 and Section 6.6 and the specific limitations on Awards granted in this Plan, the Committee may not reduce the exercise price of any Option or Stock Appreciation Right granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Options or Stock Appreciation Rights as consideration for the grant of a new Award with a lower per-share exercise price.

2.6. Surrender of Stock Options. The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right, on such terms and conditions as the Committee may prescribe, to surrender such Participant’s Options to the Company for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Options. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

The term “Offer” as used in this Section means any tender offer or exchange offer for Shares, other than one made by the Company, provided that the company, person or other entity making the Offer acquires Shares pursuant to such Offer.

The term “Offer Price per Share” as used in this Section means the highest price per Share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by any other company, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

The term “Spread” as used in this Section means with respect to any surrendered Option and associated right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per Share of the Company’s Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over (B) the purchase price per Share at which the surrendered Option is then exercisable, by (ii) the number of Shares subject to such Option with respect to which it has not theretofore been exercised.

2.7. Exercise of Option Granted in Tandem with Stock Appreciation Right.

(a) Exercisability. An Option related to another Stock Appreciation Right shall be exercisable at such time or times, and to the extent, as set forth in the Award Agreement.

(b) Effect on Available Shares. In the event that an Option related to another Stock Appreciation Right is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Option and the related Stock Appreciation Right of the Participant.

III. STOCK APPRECIATION RIGHTS

3.1. Grants. In its discretion, the Committee may grant to any Eligible Employee or Non-Employee Director Stock Appreciation Rights either concurrently with the grant of another Option Award or in respect of an outstanding Option Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

3.2. Exercise of Stock Appreciation Rights.

(a) Exercisability. A Stock Appreciation Right related to another Option Award shall be exercisable at such time or times, and to the extent, that the related Option Award shall be exercisable.

(b) Effect on Available Shares. In the event that a Stock Appreciation Right related to another Option Award is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option Award of the Participant.

(c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date.

3.3. Payment.

(a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying:

     (i) The difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

     (ii) The number of Shares with respect to which the Stock Appreciation Right shall have been exercised. Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the date of the grant and noted on the instrument evidencing the Stock Appreciation Right granted hereunder.

(b) Form of Payment. Unless otherwise provided in the Award Agreement granting a Stock Appreciation Right, the form of payment shall be solely in Shares. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

IV. RESTRICTED STOCK AWARDS

4.1. Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Non-Employee Director. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration, the value of which equals the par value of the Shares or such greater or lesser value as the Committee, consistent with Section 6.4, may require) to be paid, if any, by the Participant and the restrictions imposed on such Shares, including but not limited to, any Performance Criteria and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“restricted shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Company or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.8. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2. Restrictions.

(a) Pre-Vesting Restraints. Except as provided in Section 1.9 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered either voluntarily or involuntarily, until such shares have vested.

(b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

(c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

(d) Lapse of Restrictions. In no case shall restrictions lapse within the six months following the grant of an Award of Restricted Stock.

4.3. Return to the Company. Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Company in such manner and on such terms as the Committee shall therein provide.

4.4 Restricted Share Units. The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director a Restricted Share Unit Award which will be payable in Shares of Common Stock (a “Share Award”) and/or in Cash Only Awards on such terms as the Committee may determine in its sole discretion (including but not limited to Performance Criteria), but subject to the vesting restrictions contained in Section 4.2(d) in the case of restricted units which will be payable in Shares, and subject to the requirements of Code Section 409A where applicable. Such Awards may be made as additional compensation for services or may be in lieu of other compensation which the Eligible Employee is entitled to receive from the Company. All such Share Awards and Cash Only Awards shall constitute Awards for all purposes of the Plan, and shall be subject to the limits on Awards which are payable in Shares and in cash which are contained in the Plan. Restricted Share Units shall not entitle a Participant to voting or other rights with respect to Shares, provided, however, that the Committee may also grant Dividend Equivalents in connection with any Restricted Share Unit Award which is made under the Plan on such terms as the Committee may determine in its sole discretion.

V. PERFORMANCE SHARE CASH ONLY AWARDS

5.1. Grants of Performance Share Cash Only Awards. The Committee may, in its discretion, grant Cash Only Awards in the form of Performance Share Awards to any Eligible Employee or Non-Employee Director based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Award, the duration of the Award and the conditions upon which payment of the Award to the Participant shall be based, and the terms thereof shall comply with the requirements of Code Section 409A where applicable. The cash amount that may be deliverable pursuant to such Award shall be based upon the fair market value of the number of Shares of Common Stock specified in the Award, subject to any maximum determined by the Committee, and the degree of attainment of any Performance Criteria over a specified period (a “performance cycle”) as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 6.10(c)(ii), if applicable, may determine.

VI. OTHER PROVISIONS

6.1. Rights of Eligible Employees, Participants and Beneficiaries.

(a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

(b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in Shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares of Common Stock except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2. Adjustments; Accelerations.

(a) Adjustments. If the outstanding Shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company, or if additional shares or new or different securities are distributed with respect to the outstanding Shares of Common Stock, through a reorganization or merger in which the Company is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, without consideration, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety which in the judgment of the Committee materially affects the Common Stock, then (1) the number of Shares available for Awards, and any limit on the number of Shares that may be subject to Awards to an Eligible Employee in a calendar year, as set forth in Section 1.5(a), shall be adjusted proportionately, and (2) the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, proportionately adjust any or all terms of outstanding Awards including, but not limited to, (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the prices, if any, paid in connection with Restricted Stock Awards, or (C) the performance standards appropriate to any outstanding Awards. In the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is available to shareholders generally.

(b) Effect of Change in Control. As soon as possible after the Board of Directors has approved a Change in Control Event described in Section 1.2(h)(A) or (C), the Board shall send notice (the “Notice”) to each Participant thereof. Notice shall be deemed given on the date it is personally delivered to the Participant, or on the third business day after it is mailed, with first-class postage prepaid, to the Participant’s last known address.

Except as otherwise determined by the Committee at the time of grant of an Award and specified in the applicable Award Agreement, unless the continuing or survivor corporation, or the purchaser of assets of the Company (the “successor”) agrees to assume the obligations of the Company with respect to all outstanding Awards or to substitute such Awards with equivalent awards with respect to the common stock of the successor, notwithstanding any language to the contrary in this Plan or an Award Agreement, upon the giving of Notice (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) each Restricted Stock Award (including restricted units) shall immediately vest free of restrictions, and (iii) all Performance Criteria with respect to any Award (including each Performance Share Award) shall be deemed achieved at target levels and all other terms and conditions met, and such Award shall become immediately payable to the Participant. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

No Awards may be made after the Board of Directors has approved a Change in Control, unless the Change in Control is cancelled or terminated before becoming effective, in which event the Plan shall not terminate, and Awards not exercised while the Change in Control was pending shall resume the status they had prior to the announcement of the Change in Control and delivery of the Notice.

The provisions of this subsection (b) shall not apply if the Company is the surviving entity in any such Change in Control.

(c) Possible Early Termination of Awards. If any Option or other right to acquire Shares or cash under this Plan has not been exercised prior to a Change of Control event described in Section 1.2(h)(B) or (E) approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

6.3. Effect of Termination of Employment. The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and to accelerate vesting with respect to some or all of the number of Shares covered by the Award with respect to which the Award is not then exercisable or vested.

6.4. Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. The administration of the Plan and all determinations and discretionary actions by the Committee shall comply with all applicable federal and state laws, rules and regulations (including, but not limited to, the Sarbanes-Oxley Act of 2002) and, to the extent applicable, with the Nasdaq Marketplace Rules and other applicable listing standards.

6.5. Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of Shares to be delivered by the appropriate number of Shares valued at their then Fair Market Value, to satisfy the minimum withholding obligation. The Committee may require a Participant to pay or make arrangements for payment of any applicable tax withholding as a condition to the exercise of an Award and as a condition to the delivery of any Shares or payment of any amount with respect to the exercise of an Award, and shall not be obligated to deliver any Shares or make any payment with respect to exercise of an Award until the Committee is satisfied that the Participant has done so.

6.6. Plan Amendment, Termination and Suspension.

(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 6.9.

(b) Shareholder Approval. If any amendment would materially increase the aggregate number of Shares or other securities that may be issued under this Plan or materially modify the requirements as to eligibility for participation in this Plan or would otherwise require shareholder approval to comply with any applicable federal or state law or applicable exchange listing standard (including listing standards of the NYSE and or Nasdaq), then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under the Code or any other applicable law or listing standard, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

(c) Amendments to Awards. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6. Notwithstanding the foregoing, the Committee shall have the right to amend any Award without the consent of the Participant and notwithstanding any adverse effect to the rights or benefits of the Participant if the Committee determines that such amendment is necessary to avoid adverse accounting consequences to the Company not anticipated at the time of the granting of the Award.

6.7. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

6.8. Effective Date of the Plan. This Plan shall be effective as of March 16, 2005 the date of Board approval, subject to shareholder approval within 12 months thereafter effected by the affirmative vote of the holders of a majority of the Common Stock of the Company represented at a shareholders meeting at which a quorum is present. If shareholder approval for this Plan is not obtained prior to March 16, 2006, this Plan shall have no force or effect. No Award granted under the Plan shall become exercisable until the Plan such shareholder approval and all Awards granted under the Plan prior to such shareholder approval shall be conditioned on and subject to such shareholder approval.

6.9. Term of the Plan. The Plan shall continue in effect until all Shares available for issuance under the Plan have been issued and all restrictions on such Shares have lapsed. Notwithstanding any language in this Plan to the contrary, no Incentive Stock Option shall be granted under this Plan more than ten years after the date the Plan is approved by the shareholders of the Company. The Board of Directors may suspend or terminate the Plan at any time except with respect to Options and Shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding Options, any right of the Company to repurchase Shares or the forfeitability of Shares issued under the Plan.

6.10. Governing Law; Construction; Severability.

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

          (i) It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

          (ii) It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

6.11. Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

6.12. Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, except as provided in Sections 6.13.

6.13. Relation to 1996 Stock Option Plan.

(a) No New Awards. Notwithstanding any other provisions to the contrary in this Plan, no new awards of Shares will be granted under the Company’s 1996 Stock Option Plan.

(b) Rollover of Shares / Reissue of Awards. Any Shares remaining subject to grant and any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Company’s 1996 Stock Option Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after the action taken at the May 17, 2005, shareholder meeting, or any adjournment or postponement thereof, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(d).

6.14. Substitute Awards. Notwithstanding any other provisions of this 2005 Plan to the contrary, where the outstanding shares of another corporation are changed into or exchanged for shares of Common Stock of the Company in a merger, consolidation, reorganization or similar transaction, then, subject to the approval of the Board, Awards may be granted in exchange for unexercised, unexpired similar equity based awards of the other corporation, and the exercise price of the Shares subject to any Option or Stock Appreciation Rights Award so granted may be fixed at a price less than one hundred percent of the Fair Market Value of the Common Stock at the time such Award is granted if said exercise price or grant price has been determined to be not less than the exercise price or grant price set forth in the stock option or stock appreciation right of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Company. The number of shares of the awards of the other corporation shall also be adjusted in accordance with the exchange ratio so that any substituted Award shall reflect such adjustment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS.	FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed	ITEM 2.	APPROVAL OF 2005 EQUITY BASED COMPENSATION PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	01 Gregory R. Morris 02 Carrol R. Pruett	☐	☐	ITEM 3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement, and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies. Please mark if you will or will not attend the Annual Meeting in person.

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)					I (We) will attend	☐	will not attend	☐

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.

Signature	Signature	Date
NOTE: Please sign as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
▲  FOLD AND DETACH HERE  ▲

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/mdst Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.midstatebank.com

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MID-STATE BANCSHARES

     The undersigned hereby appoints Carrol R. Pruett and James G. Stathos, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Mid-State Bancshares Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at The Clark Center, 487 Fair Oaks Avenue, Arroyo Grande, California, on Tuesday, May 17, 2005 at 7:30 p.m., local time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Mid-State Bancshares account online.

Access your Mid-State Bancshares shareholder/stockholder account online via Investor ServiceDirect®(ISD).

Mellon Investor Services LLC, Transfer Agent for Mid-State Bancshares, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
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		•	Establish/change your PIN

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BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON MAY 17, 2005
DO NOT MAIL.

2005 Annual Shareholders Meeting
Tuesday, May 17, 2005
7:30 p.m.

The Clark Center
487 Fair Oaks Avenue
Arroyo Grande, California 93420